Exhibit 99.1

GlobalSCAPE, Inc. Announces Internal Investigation and Financial Restatement

SAN ANTONIO – August 7, 2017 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a worldwide leader in the secure movement and integration of data, today announced that the Audit Committee of the Board of Directors, comprised entirely of independent directors, has been conducting an investigation into certain transactions in the fourth quarter of 2016 involving improper arrangements with customers that circumvented the Company’s internal controls and their potential effect on previously reported revenue.  The Audit Committee is being advised by outside counsel and assisted by forensic accounting advisors.

Based on the results of the investigation to date, the improper arrangements with customers that circumvented the Company’s internal controls have the effect of overstating the reported amounts of accounts receivable as of December 31, 2016, and license revenue for the three months and year ended December 31, 2016, by approximately $403,000 and $396,000, respectively. GlobalSCAPE’s revenue for fiscal 2016 as previously reported and before the effects of this matter was $33.3 million. The effects of the improper arrangements with customers that circumvented the Company’s internal controls on the Company’s consolidated financial statements for the year ended and as of December 31, 2016 and the three months ended and as of March 31, 2017 are presented in the tables immediately following this press release.

As a result of these developments, the Company has taken and is taking steps to remediate the issues that were raised in the investigation.

The Company also announced that it intends to effect a restatement of its previously issued financial statements through filing an amended Annual Report on Form 10-K for the year ended December 31, 2016 and an amended Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. The Company is working diligently and as expeditiously as possible to prepare and file these amended reports.

As further disclosed in a contemporaneous 8-K filed with the Securities and Exchange Commission, the Company announced the retention of Weaver and Tidwell as its independent registered public accounting firm to audit the Company’s financial statements.

GlobalSCAPE will provide updates concerning these matters as developments warrant.

Safe Harbor Statement
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, GlobalSCAPE’s expectations as to the timing and outcome of its investigation and statements regarding preparation and filing of restated financial statements and amended periodic reports, possible additional transactions, assessment of control deficiencies and consideration of measures to address the accounting issues described above.
The statements are based on management’s current expectations, estimates and projections, are not guarantees of future outcomes or performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict including, but not limited to, the discovery of additional information relevant to the internal review; the conclusions of the Audit Committee (and the timing of the conclusions) concerning matters relating to the internal review; the timing of the review by, and the conclusions of, the Audit Committee, the Board and the Company’s independent public accounting firm regarding the internal review and GlobalSCAPE’s financial statements; the determination of additional adjustments for the periods to be restated; and the risk that the completion and filing of the amended reports will take longer than expected.

The forward-looking statements contained in this news release are also subject to other risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2016, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and from time to time other filings with the SEC, which are available on the SEC’s Website (http://www.sec.gov).
Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made.  The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this disclosure, or to reflect the occurrence of unanticipated events.

Globalscape Press Contact
Jonathan Morgan
 Perry Street Communications
Phone: 214-965-9955 or 212-333-5525
Email: jmorgan@perryst.com

Investor Relations Contact
Contact: Matt Glover or Najim Mostamand
Phone Number: (210) 801-8489
Email: IR@globalscape.com

GlobalSCAPE, Inc.
Consolidated Balance Sheet
December 31, 2016
(in thousands except per share amounts)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported	Adjustment	Restated (Unaudited)
Assets
Current assets:
Cash and cash equivalents	$8,895	-	$8,895
Short term investments	2,754	-	2,754
Accounts receivable, net	6,964	(403)	6,561
Federal income tax receivable	169	111	280
Prepaid and other expenses	521	-	521
Total current assets	19,303	(292)	19,011

Long term investments	12,779	-	12,779
Property and equipment, net	456	-	456
Capitalized software development costs, net	3,743	-	3,743
Goodwill	12,712	-	12,712
Deferred tax asset, net	942	-	942
Other assets	245	-	245
Total assets	$50,180	$(292)	$49,888

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$876	$(42)	$834
Accrued expenses	1,836	(33)	1,803
Deferred revenue	13,655	-	13,655
Income taxes payable	-	-	-
Total current liabilities	16,367	(75)	16,292

Deferred revenue, non-current portion	3,790	-	3,790
Other long term liabilities	147	-	147

Stockholders' Equity:
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized, no shares issued or outstanding	-	-	-
Common stock, par value $0.001 per share, 40,000,000 shares authorized, 21,920,912 shares issued	22	-	22
Additional paid-in capital	21,650	-	21,650
Treasury stock, 403,581 shares, at cost	(1,452)	-	(1,452)
Retained earnings	9,656	(217)	9,439
Total stockholders’ equity	$29,876	$(217)	$29,659
Total liabilities and stockholders’ equity	$50,180	$(292)	$49,888

GlobalSCAPE, Inc.
Consolidated Statement of Operations and Comprehensive Income
For the Year Ended December 31, 2016
(in thousands, except per share amounts)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported	Adjustment	Restated (Unaudited)

Operating revenues:
Software licenses	$11,984	$(396)	$11,588
Maintenance and support	18,668	-	18,668
Professional services	2,684	-	2,684
Total revenues	33,336	(396)	32,940
Costs of revenues
Software licenses	3,110	(42)	3,068
Maintenance and support	1,541	-	1,541
Professional services	1,671	-	1,671
Total costs of revenues	6,322	(42)	6,280
Gross profit	27,014	(354)	26,660
Operating expenses
Sales and marketing	11,682	(26)	11,656
General and administrative	6,975	-	6,975
Research and development	2,539	-	2,539
Total operating expenses	21,196	(26)	21,170
Income from operations	5,818	(328)	5,490
Other income	159	-	159
Income before income taxes	5,977	(328)	5,649
Income tax expense	2,026	(111)	1,915
Net income	$3,951	$(217)	$3,734
Comprehensive income	$3,951	$(217)	$3,734

Net income per common share:
Basic	$0.19	$(0.01)	$0.18
Diluted	$0.18	$(0.01)	$0.17

Weighted average shares outstanding:
Basic	21,126	21,126	21,126
Diluted	21,677	21,677	21,677

Cash dividends declared per share	$0.06	$-	$0.06

GlobalSCAPE, Inc.
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2016
(in thousands)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported	Adjustment
Operating Activities:
Net income	$3,951	(217)	$3,734
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	72	-	72
Depreciation and amortization	2,045	-	2,045
Stock-based compensation	973	-	973
Deferred taxes	(2)	-	(2)
Excess tax deficiency from exercise of share based compensation	24	-	24
Subtotal before changes in operating assets and liabilities	7,063	(217)	6,846
Changes in operating assets and liabilities:
Accounts receivable	(1,161)	403	(758)
Prepaid expenses	(10)	-	(10)
Federal income taxes	352	(111)	241
Accrued interest receivable	(163)	-	(163)
Other assets	(185)	-	(185)
Accounts payable	37	(42)	(5)
Accrued expenses	(58)	(33)	(91)
Deferred revenues	1,178	-	1,178
Other long-term liabilities	13	-	13
Net cash provided by (used in) operating activities	7,066	-	7,066
Investing Activities:
Software development costs	(1,538)	-	(1,538)
Purchase of property and equipment	(226)	-	(226)
Purchase of certificates of deposit	(12,116)	-	(12,116)
Net cash provided by (used in) investing activities	(13,880)	-	(13,880)
Financing Activities:
Proceeds from exercise of stock options	1,119	-	1,119
Tax deficiency (benefit) from stock-based compensation	(24)	-	(24)
Dividends paid	(1,271)	-	(1,271)
Net cash provided by (used in) financing activities	(176)	-	(176)
Net increase (decrease) in cash	(6,990)	-	(6,990)
Cash at beginning of period	15,885	-	15,885
Cash at end of period	$8,895	$-	$8,895

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$1,638	$-	$1,638

GlobalSCAPE, Inc.
Consolidated Statements of Stockholders' Equity
(in thousands, except number of shares)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

			Additional
	Common Stock		Paid-in	Treasury	Retained
	Shares	Amount	Capital	Stock	Earnings	Total

Balance at December 31, 2014	20,909,267	$21	$18,370	$(1,452)	$3,389	20,328

Shares issued upon exercise of stock options	314,200	-	508	-	-	508

Tax (deficiency) from stock-based compensation	-	-	58	-	-	58

Stock-based compensation expense
Stock options	-	-	400	-	-	400
Restricted stock	80,000	-	247	-	-	247

Common stock cash dividends	-	-	-	-	(941)	(941)

Net income	-	-	-	-	4,528	4,528

Balance at December 31, 2015	21,303,467	$21	$19,583	$(1,452)	$6,976	$25,128

Shares issued upon exercise of stock options	537,445	1	1,118	-	-	1,119

Tax benefit (deficiency) from stock-based compensation	-	-	(24)	-	-	(24)

Stock-based compensation expense
Stock options	-	-	700	-	-	700
Restricted stock	80,000	-	273	-	-	273

Common stock cash dividends	-	-	-	-	(1,271)	(1,271)

Net income as restated (See Note) (unaudited)	-	-	-	-	3,734	3,734

Balance at December 31, 2016 (retained earnings unaudited)	21,920,912	$22	$21,650	$(1,452)	$9,439	$29,659

Note:
Net income for the year ended December 31, 2016, as previously reported
Adjustment

Net income for the year ended December 31, 2016, as restated (unaudited)

GlobalSCAPE, Inc.
Condensed Consolidated Balance Sheet
March 31, 2017
(in thousands except share amounts)
(Unaudited)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported		Restated
Assets
Current assets:
Cash and cash equivalents	$10,400	-	$10,400
Short term certificates of deposit	2,759	-	2,759
Accounts receivable, net	5,499	(396)	5,103
Federal income tax receivable	-	-	-
Prepaid and other expenses	492	-	492

Total current assets	19,150	(396)	18,754

Long term certificates of deposit	12,837	-	12,837
Capitalized software development costs, net	3,731	-	3,731
Goodwill	12,712	-	12,712
Deferred tax asset, net	1,190	-	1,190
Property and equipment, net	577	-	577
Other assets	64	-	64

Total assets	$50,261	$(396)	$49,865

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$657	(42)	$615
Accrued expenses	1,928	(26)	1,902
Income tax payable	474	(111)	363
Deferred revenue	12,704	-	12,704

Total current liabilities	15,763	(179)	15,584

Deferred revenue, non-current portion	3,618	-	3,618
Other long term liabilities	163	-	163

Commitments and contingencies

Stockholders’ equity:
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized, no shares issued or outstanding	-	-	-
Common stock, par value $0.001 per share, 40,000,000 shares authorized, 21,970,412 shares issued	22	-	22
Additional paid-in capital	22,064	-	22,064
Treasury stock, 403,581 shares, at cost	(1,452)		(1,452)
Retained earnings	10,083	(217)	9,866

Total stockholders’ equity	30,717	(217)	30,500
Total liabilities and stockholders’ equity	$50,261	$(396)	$49,865

GlobalSCAPE, Inc.
Condensed Consolidated Statement of Operations and Comprehensive Income
For the Three Months Ended March 31, 2017
(In thousands, except per share amounts)
(Unaudited)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported		Restated

Operating Revenues:
Software licenses	$2,464	$-	$2,464
Maintenance and support	5,121	-	5,121
Professional services	733	-	733
Total Revenues	8,318	-	8,318
Cost of revenues
Software licenses	736	-	736
Maintenance and support	412	-	412
Professional services	377	-	377
Total cost of revenues	1,525	-	1,525
Gross profit	6,793		6,793
Operating expenses
Sales and marketing	3,330	-	3,330
General and administrative	1,721	-	1,721
Research and development	739	-	739
Total operating expenses	5,790	-	5,790
Income from operations	1,003	-	1,003
Other income	70	-	70
Income before income taxes	1,073	-	1,073
Income tax expense	322	-	322
Net income	$751	$-	$751
Comprehensive income	$751	$-	$751

Net income per common share:
Basic	$0.03	$-	$0.03
Diluted	$0.03	$-	$0.03

Weighted average shares outstanding:
Basic	21,544		21,544
Diluted	22,023		22,023

Cash dividends declared per share	$0.015		$0.015

GlobalSCAPE, Inc.
Condensed Consolidated Statement of Cash Flows
For the Three Months Ended March 31, 2017
(in thousands)
(Unaudited)

This schedule illustrates the current and preliminary estimate by GlobalSCAPE, Inc. of adjustments relating to errors discovered to date with respect to arrangements with customers that have been the subject of the investigation being conducted by the Audit Committee as described in the attached press release.

	Previously Reported		Restated
Operating Activities:
Net income	$751	$-	$751
Items not involving cash at the time they are recorded in the statement of operations:
Provision for sales returns and doubtful accounts receivable	11	-	11
Depreciation and amortization	541	-	541
Share-based compensation	324	-	324
Deferred taxes	(248)	-	(248)
Excess tax benefit from share-based compensation	-	-	-
Subtotal before changes in operating assets and liabilities	1,379	-	1,379
Changes in operating assets and liabilities:
Accounts receivable	1,454	(7)	1,447
Prepaid expenses	29	-	29
Deferred revenue	(1,123)	-	(1,123)
Accounts payable	(219)	-	(219)
Accrued expenses	92	7	99
Other assets	181	-	181
Accrued interest receivable	(63)	-	(63)
Other long-term liabilities	16	-	16
Income tax receivable and payable	643	-	643
Net cash provided by operating activities	2,389	-	2,389
Investing Activities:
Software development costs capitalized	(462)	-	(462)
Purchase of property and equipment	(188)	-	(188)
Net cash (used in) investing activities	(650)	-	(650)
Financing Activities:
Proceeds from exercise of stock options	90	-	90
Excess tax benefit from share-based compensation	-	-	-
Dividends paid	(324)	-	(324)
Net cash (used in) financing activities	(234)	-	(234)

Net increase in cash	1,505	-	1,505
Cash at beginning of period	8,895	-	8,895
Cash at end of period	$10,400	$-	$10,400

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$15	$-	$15